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                                                                    EXHIBIT 4.1


                            MEADE INSTRUMENTS CORP.


              NUMBER                                      SHARES

INCORPORATED UNDER THE LAWS OF THE                   CUSIP 583062 10 4
       STATE OF DELAWARE                    SEE REVERSE FOR CERTAIN DEFINITION


THIS CERTIFIES THAT






IS THE RECORD HOLDER OF


    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

-------------------------------MEADE INSTRUMENTS CORP.-------------------------


transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

       /s/ STEVEN MURDOCK                             /s/ JOHN C. DIEBEL
----------------------------------            ----------------------------------
PRESIDENT, CHIEF OPERATING OFFICER   [SEAL]      CHAIRMAN OF THE BOARD AND
          AND SECRETARY                           CHIEF EXECUTIVE OFFICER




                                COUNTERSIGNED AND REGISTERED:

                                        U.S. STOCK TRANSFER CORPORATION

                                                TRANSFER AGENT
                                                AND REGISTRAR,

                                        BY

                                                AUTHORIZED SIGNATURE
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                            MEADE INSTRUMENTS CORP.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common  UNIF GIFT MIN ACT -_________ Custodian ________
TEN ENT  - as tenants by the                         (Cust)             (Minor)
           entireties
JT TEN   - as joint tenants with the right of     under Uniform Gifts to Minors
           survivorship and
           not as tenants in common               Act__________________________
                                                             (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received,_____________________________hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------
--------------------------------------

_______________________________________________________________________________
 PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE(S)

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
of the Shares of capital stock represented by the within Certificate and do(es) hereby irrevocably constitute and appoint______________________________________
Attorney to transfer the said Shares on the books of the within named Corporation with full power substitution in the premises.

Dated ______________       ____________________________________________________

                           ____________________________________________________
                           NOTE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever. Signature must be guaranteed.


Signature(s) Guaranteed



By____________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad.15.